Investor Presentation March 2014 (revised 3.17.14) Steve Davis, Chairman and Chief Executive Officer Paul DeSantis, Chief Financial Officer Scott Taggart, VP, Investor Relations 1 Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties.  Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major market
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for
the fiscal year ended April 26, 2013.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of
1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.  Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.
All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

IMPORTANT ADDITIONAL
INFORMATION

The Company, its directors and certain of its executive officers are participants in the solicitation of stockholders in connection with the matters raised by Sandell Asset Management and its affiliates (“Sandell”). The Company may file a preliminary consent revocation statement (the “Consent Revocation Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a solicitation of consents by Sandell. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly
Reports on Form 10-Q for the first three quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013, December 26,
2013, and March 4, 2014, respectively. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2013 annual meeting of stockholders, such changes have been reflected on Initial Statements of
Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at
www.sec.gov.
If the Company files a definitive Consent Revocation Statement with the SEC, the Company promptly will mail the definitive
Consent Revocation statement and a form of consent revocation to each stockholder entitled to deliver a written consent in connection with the possible consent solicitation. WE URGE INVESTORS TO READ ANY CONSENT REVOCATION STATEMENT
(INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH
THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION. Stockholders will be able to obtain, free of charge, copies of any Consent Revocation Statement and any other documents filed by the Company with the SEC in connection with the possible consent solicitation at the SEC’s website at
www.sec.gov.
In addition, copies will also be available at no charge at the Investors section of the Company’s website at
http://investors.bobevans.com/sec.cfm.

Non-GAAP Financial Measures

The Company uses non-GAAP financial measures within this presentation.
These financial measures are used by management to monitor and evaluate the ongoing performance of the Company.  The Company believes that the additional measures are useful to investors for financial analysis.  However, non-GAAP measures are not in accordance with, nor are they a substitute for,
GAAP measures.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation.

GROWING OUR REGIONAL BRANDS INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q3
NASDAQ: BOBE
“Discover farm-fresh goodness” “Come see what’s cooking”
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods. Bob Evans
Restaurants operates 562 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans/Owens
Bob Evans Growth Markets
Bob Evans
5
NEW RESTAURANTS
FY’14          4
FY’15E        up to 10
REMODELS
FY’14     230
AVERAGE UNIT VOLUME
$1.74 million (FY’ 13)
562 Restaurants
19 States
as of 1/24/14
Bob Evans Farms Investor Relations www.bobevans.com
8111 Smith’s Mill Road New Albany, Ohio  43054

6 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS BOB EVANS RESTAURANTS BEF FOODS, INC.

Business Segments (FY 2013) 7 26% * 74% * * Excludes Mimi’s Café segment (sold 2-15-13)

Source: IFMA Forecast & Outlook ‘82-’11
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time
8
$12
Billion+
(The value of a
single share
point)
35%
40%
45%
50%
55%
60%
65%
82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12
Restaurant Grocery
Technomic ‘12

Our Shareholder Value Creation Goal: 10 to 12 Percent Annual Diluted EPS Growth 9

Key Components of 10-12% Long-Term
Diluted EPS Growth Guidance

workforce management
food cost optimization
menu management
FFR 2.0
side dish vertical
integration
implement Lean
manufacturing w/side dish
production
transformational systems
upgrades
SG & A formerly allocated to Mimi’s Café eliminated by FY2015
Refinancing/interest reduction
ERP implementation
6.0% to 7.0%
refrigerated side dish and
food service products to
drive growth
Avg. Annual Net
Sales Growth:
Margin Innovation:
(300-350 basis point
improvement)
3.0% to 3.5%
up to 10 new restaurants
annually beginning FY
2015

Between FY 2007 and the end of FY 2015, BOBE expects to return over
$900 million to shareholders through dividend and share repurchases
INTERNAL FACTORS
Potential future investment opportunities
Lifecycle stage of firm
Projected operating performance
Regularity and certainty of income
Structure of assets
Financial covenants
Desire to return capital
Period and purpose of financing
EXTERNAL FACTORS
Macroeconomic environment
Economic fluctuations
Seasonal variations
Nature of industry competition
Capital market conditions
Bank market conditions
Nature/orientation of investors
Statutory requirements
Taxation policy
BOBE’S Strategic and Balanced Approach to Capital
Allocation Drives Significant Shareholder Value
Maximize
flexibility
Minimize
complexity
Minimize
cost of capital
Minimize
financial risk
Maximize return
to shareholders
DRIVE
OPTIMAL CAPITAL
STRUCTURE

A Track Record of Balanced Capital Allocation

Dividends
$270M
$401M
$110M
Share
Repurchases
Debt
Repayment
$163M
CapEx
Fiscal 2008-2012 Fiscal 2013
Dividends
$52M
$30M
Share
Repurchases
$124M
Acquisition
CapEx
$63M

Weighted Average Diluted Shares Outstanding (000’s)
Ongoing Share Repurchase Programs have Reduced
Diluted Shares Outstanding by 28%
Since Fiscal 2007
Projected share
count reduction
of ~33% by
FYE’14
36,484
33,315
30,744
30,890
30,422
29,781
28,094
26,377
25,000
27,000
29,000
31,000
33,000
35,000
37,000
FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 3Q 2014

Annual Dividend has Doubled Over the Last Five Years 14 $0.54 $0.56 $0.60 $0.68 $0.78 $0.95 $1.075 $1.205 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014E

($ millions)
Capital Expenditures
Transforming our Company and
Rewarding
Shareholders
Restructuring/Rebuilding
Transforming for Growth
Share Repurchases
1
1
Since FY’07, annual capital
expenditures have averaged
nearly $90 million.
$0
$50
$100
$150
$200
$250
2007 2008 2009 2010 2011 2012 2013 2014E 2015E
$155
$69
$45
$64
$65
$5
$21
$41
$39
$19
$70
$81
$63
$120
$225
$175-$200
3
up to
$100
$85-$115
2
1
For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
2
Note: excludes Mimi’s Café.
3
See appendix for details concerning transformational investments.

2

($ millions)
Investing Efficiently with Prudent Debt Management
Restructuring/Rebuilding
Transforming for Growth
1 Note: excludes Mimi’s Café.
Net Debt
$0
$50
$100
$150
$200
$250
$300
2007 2008 2009 2010 2011 2012 2013
$45
$64
$65
$41
$39
$81
$120
$177
$276
$238
$173
$92
$100
$193
Capital Expenditures
1

After significant capital investment in fiscal 2014
increase free cash flow for share repurchase and
dividend programs
reduce annual capital expenditures to maintenance
levels plus provision for future growth investments
target a 3.0x debt/EBITDAR ratio, with additional
leverage capacity for restaurant incubator or bolt-on
foods acquisitions
Evolution of our Capital Allocation Strategy
($175-$200M), we expect to:

Evaluation of Debt Financing Alternatives
Revolving
Credit Facility
Incremental
Term Debt
Secured
Financing
Unsecured
Bonds
Sale
Leaseback
Minimally Minimally
restrictive restrictive
Highly Highly
restrictive restrictive
Low Low
cost cost
High High
cost cost

Target Leverage Ratio In-line with Other
Restaurant Companies

Adjusted net debt peer average (ex-BOBE): 3.3 x
Adjusted Leverage Benchmarking Analysis
Note: Rent expense is capitalized at 8.0x.; LTM EBITDAR represents LTM EBITDA plus rent expense for the most recent fiscal year; balance sheet data based on latest publicly available information as of 1/24/14.
(a)
Defined as number of franchised locations as a percentage of total systemwide units based on most recent quarterly filings as of 1/24/14.
(b)
Owned property applies to both land or building and accounts for only company-operated restaurants.
Franchise
Mix (a)
10% 99% 14% 90% 9% 2% 45% 28% 0% 0% 2% 0% 56% 18%
Real Estate
Ownership (b)
81% 37% 20% 21% 11% 87% 83% 9% 86% 66% 0% 3% 26% 37%
5.8x
5.6x
4.4x 4.3x
3.9x
3.6x
3.1x
3.0x
3.0x
2.7x
2.6x
1.8x
1.4x
0.9x

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4,
2014.
Mimi’s Café Divestiture Improves Adjusted
Operating Margin
1
Profile
FY 2013 FY 2014 Guidance
2
5.0-5.5% 5.0-5.5% 5.0-5.5%
BER
BEF
Consol
Mimi’s
8.2%
8.8%
6.6%
-2.3%
20
FY 2015E
2
7.0-8.0%
10.0-11.0%
8.0-9.0%
BER
BEF
Consol
BER
BEF
Consol

1
For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.

FY 2014 Guidance
1
7.0-8.0%
10.0-11.0%
8.0-9.0%
BER BEF Consol
5.0-5.5%
5.0-5.5%
5.0-5.5%
FY 2015E
1
BER BEF Consol
Key FY ’15 Profit Drivers
BER
•
SSS: 3% to 3.5%
•
8 to 10 new restaurants
•
No Farm Fresh Refresh
and Workforce Mgt.
Implementation Costs
BEF
•
8 to 9% net sales growth
•
No sales impact from
supplier dispute
•
Increased Sausage pricing
•
Efficiencies from plant
network consolidation/
optimization and supply
integration
Corporate
• Remainder of Mimi’s Café
$10M carryover costs
eliminated
Key Drivers of FY’14 to FY’15 Margin Expansion

* 40% sales flow-through assumed
Farm Fresh Refresh Financial Impact
Improves Free Cash Flow in FY2015
-$2.7
-$5.9
-$6.8
22
Impact
to P&L
($ millions)
$0.0
Closed Day Sales Impact*
Pre-opening Expense**
FY2012 FY2013 FY2014E FY2015E
-$2.5
-$3.0
-$1.6
-$3.4
-$3.8
-$1.1
# of remodels
195 0 87 230
** Includes incremental repair and maintenance expense associated with remodel construction.

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
Strategic Plant Network Optimization Leading to a
New Adjusted Operating Margin
1, 2
Trajectory at BEF Foods
23
8.8%
5.0 – 5.5%
11.8-12.3%
10.5-11.0%
FY13 FY14E FY15E FY18E
2Q’14:
2Q’14: Richardson, Texas, fresh sausage plant closure
3Q’14:
3Q’14: Completion of Bidwell and Springfield, Ohio plant consolidations to state-of-the-art Sulphur Springs, Texas plant
FY’14:
FY’14: Vertical integration and expansion of Kettle Creations’ Lima, Ohio, plant
+2.5%

300-350 Basis Point Margin Improvement
Backed by Past Productivity Performance

Fiscal Yr. Fiscal Yr.
2013 2009
Consolidated Cost of Sales
30.3%
30.7%
Consolidated Op. Wages
31.7% 34.1%
Total Prime Costs
62.0% 64.8%
Sources of Recent Cost
Savings Initiatives Reflect
Enterprise-Wide Focus on
Productivity
supply chain
cost of sales
labor
Improvement
40bps
240bps
280bps
23%
23%
54%
Categorization of cost savings initiatives
reflects company estimates.

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2
For additional details concerning FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
25
Transformations Drive Estimated Five-Year 300-350
Adjusted Operating Margin Basis Point Improvement
FY 2018E
11.5-12.0%
11.8-12.3%
11.2-11.7%
7.0-8.0%
10.0-11.0%
8.0-9.0%
8.2%
8.8%
6.6%
BER BEF
Consol
Mimi’s
-2.3%
FY 2013
BER BEF Consol
BER BEF Consol
FY 2015E
1
2

26 “Come see what’s cooking ” 562 restaurants in 19 states as of 1/24/14 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2013) $981 million (74% of total
*
)
Average Annual Unit Sales (FY 2013)  $1.74 million
Overview:  Bob Evans Restaurants
ALL THREE DAY PARTS SERVED (YTD 3Q FY 2014)
Breakfast
Lunch
Dinner
27
33%
37%
30%
Avg. Dine-In Guest Check/Per Guest (3Q FY 2014)  $18.29/$9.35
Average Carryout Check (3Q FY 2014)  $16.90
* Excludes Mimi’s Café segment (sold 2-15-13)

Accelerated Farm Fresh Refresh Program
Complete by FY2014

Approximate % of Chain Remodeled by Fiscal Year
(32 units) (87 units) (195 units)
CapEx Summary CapEx Summary
(24% growth capital, 76% maintenance capital)
(230 units)
Dining Room
& Lobby
Restrooms
Bakery,
Catering &
Carryout
Exterior,
Signage,
& Landscaping
FY11 FY12 FY13 FY14E
5%
20%
100%
56%
44%
10%
24%
22%
Average capital investment per remodeled restaurant: ~$225k

Farm Fresh Refresh:  Consistent Outperformance

Farm Fresh Refresh Outperformance vs. Non-remodeled
Restaurants
31 31 50 48 85 90 119 121 159            170 209   FFR Year 1
Not Remodeled
FFR Year 1
Not Remodeled
Restaurant
count
512 477 462 423 387 341 298 224 166 96 57

Bakery
Bakery
Farm Fresh Refresh:
Enabling an Aggressive
Off-Premise Strategy
30
Dine-in
Carryout
Catering
Retail
Total
2013
87.7%
11.1%
0.5%
0.7%
100.0%
1.4%
(embedded in dine-
in and carryout
sales mix above)
2018E
~75%
100.0%
~7%
25%
25%
2009
90.1%
7.9%
0.0%
2.0%
100.0%
0.6%
Total off-premise sales to reach 25% of sales mix by fiscal 2018.

Bob Evans’ Off-Premise Opportunity

Annual Consumption of Restaurant Meals (per capita)
Dine-In
39%
Off-Premise
61%
QSR
74%
FULL
SERVICE
15%
Source: NPD Group - 12 months ending 3/31/13
FAMILY
SEGMENT
9%

+0.6%
+0.6%
Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
+8.6%
+8.6%
Sales Mix
Growth %
+5.3%
+5.3%
+8.5%
+8.5%
+3.9%
+3.9%
+15.4%
+15.4%
+12.9%
+12.9%
+7.9%
+7.9%
Catering/Carryout
Bakery
Family Meals to Go
32
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013

Dine-In Value Sales Layers

BREAKFAST
Rise & Shine Breakfast
~ $70 million / 7%
of annual revenue.
LUNCH
$7.99 Knife & Fork and
$6.99 Lunch Combos
~ $40 million / 4%
of annual revenue.
DINNER
3-Course Dinners
~ $70 million / 7%
of annual revenue.

New Restaurant Opening Strategy 34 NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS 4 new restaurants for FY 2014. 8 to 10 new restaurants annually beginning FY 2015. New Albany, IN Altoona, PA

New Restaurant Prototype:
Brand relevant/lower investment
Reduced building cost by
approximately 13%
through efficient design in
Finneytown, OH and
Altoona, PA
Objectives:
•
Accentuate Farm
heritage
•
Leverage Farm Fresh
Refresh program insights
•
Test new “back-of-the-
house” technologies and
layouts

Bob Evans Express Licensing Opportunity
• Partnering with AVI Food
Systems, Inc.
• Increases brand awareness in
existing and new geographies
and new venues
• Popular favorites covering all
day parts
• High quality menu to ensure
serving guests in a quick
manner
• 10 to 20 new locations by the
end of   FY 2015
• Potential to independently
develop locations
36
•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013

Build bench strength and staffing
to enable profitable expansion
Drive profitable guest counts – dine-in and
off-premise (bakery, carryout, and catering)
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Elevate the guest experience through
execution of “Best for My Guest” programs
Complete Farm Fresh Refresh remodels and
prepare for accelerated new restaurant growth
FY 2014: ‘Vital Few’ Priorities

“Discover farm-fresh goodness ” 38 TM TWO BRANDS distinct geographic strengths

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
sausage mix (% of total sales):  43%
sausage mix (% of total sales):  30%
*Note: Insourced sales data reflects sales to Bob Evans Restaurants only (Mimi’s Café excluded).
Side
Dishes
Other
Frozen
Retail
Sausage
14%
36%
29%
FY 2009 Sales Mix (pounds)
14%
7%
Food Service
(1% insourced*)
Side
Dishes
Other
3%
Frozen
5%
Food
Service
(5% insourced*)
Retail Sausage
29%
24%
39%
FY 2013 Sales Mix (pounds)
Net Sales (FY’13) $349 million
26% of total
(excluding Mimi’s Café Segment)

Source: IRI 40 28,407 30,424 31,074 40,000 2010 3Q13 3Q14 2018 # of stores 11.6 12.6 11.1 17 2010 3Q13 3Q14 2018 average SKUs per store BEF Foods: Store/SKU Count

CORE MARKETS NON-CORE MARKETS
SKUs/Store      ACV
BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core
41
SKUs/Store      ACV SKUs/Store      ACV SKUs/Store      ACV
FY 10 FY14 Q3 FY 10 FY14 Q3
Opportunity
in Non-Core
Markets
23.5
20.5
7.5
8.5
75.6
81.1
65.8
68.1
SOURCE: IRI, FY14 Q3 - 13 weeks ending 1/26/14
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia,
Baltimore/Washington, Buffalo/Rochester

~$64 Million Cumulative Sow Cost Impact on BEF’s P&L:
Versus Fiscal 2009 Average Sow Cost of $44.93/cwt

~$64 million
cumulative annual
cost impact relative to
2009
sow price levels.
$ avg
cost/cwt
($ 000’s)
$71+ $53.87 $42.18 $61.58 $57.17
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
A $1 change in average annual
sow costs is estimated to impact
annual operating profit by
approximately $1 million.

1 See reconciliation of Adjusted Operating Income (non-GAAP) to Reported Operating Income (GAAP) in the Appendix of this presentation.
2 For additional details concerning FY 2014 and FY 2015 guidance, see the Company’s 3Q Fiscal 2014 earnings release dated March 4, 2014.
BEF Foods’ Transformations Offsetting $25+
Million Estimated Impact in Fiscal 2014 and 2015
43
Adjusted Operating Income ($ millions)
1, 2
FY 12
No Mitigation
Launched lean mfg. program
Transitioned from DSD
to warehouse
Expanded side dish products
(Kettle Creations acquisition)
Optimized sausage plant
network
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
Avg
Sow
Cost
$44.93 $61.58
$53.87
$71+
Est. Sow
cost
impact vs
2009
($ millions)
$17
$9
$26+
$70
$25
$41 - $45
$16.0
$20.2
$30.8
$18 - $21
FY 09 FY 12 FY 13 FY 14E FY 15E
$3.2

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through Lean efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC
FY 2014: Vital Few Priorities

Management and the Board are
Aligned with Shareholders

1.1 million shares beneficially owned and held
in deferred compensation plans
(1)
by officers
and directors
Represents approximately 2x company’s share
ownership guidelines
Collective ownership position places
management and the Board well within the
“top 10” of all shareholders
(1) Reflects share ownership as of 9-27-13.

46 Appendix

Board Composition and Governance Track Record 47 • Board Composition, Skills and Tenure • Governance Ranking • Peer Group Comparisons

Bob Evans Farms, Inc. Board of Directors
Pre - FY2007 FY2007 - Present
Larry C. Corbin
•
•
Paul S. Williams
•
•
G. Robert Lucas
•
•
Cheryl L. Krueger
•
•
Michael J. Gasser
•
•
E.W. (Bill) Ingram III
•
•
Mary Kay Haben
•
•
Dr. E. Gordon Gee
•
•
Eileen A. Mallesch
•
•
Steven A. Davis
•
•
48
Bryan Stockton
•
•
Bob Evans Farms, Inc. recognized by 2020 Women on Boards as a Winning “W” Company for its board diversity and 20%+ female board membership for the past three years, and by Forbes magazine in 2012 as one of the top 100 most trusted companies in America.
Elected 1981. Retired Chief Executive Officer, Bob Evans Farms, Inc.
Has significant experience in real estate, restaurant retail and food products operations and margin improvement through labor and food cost control.
Elected 1997.  Chairman of the Board, Greif, Inc.
Extensive knowledge and significant global experience  and
perspective in auditing, finance, manufacturing, enterprise risk management, strategic planning, taxation and merger and
acquisitions.
Elected 1998.  Chief Executive Officer, White Castle System, Inc.
Extensive knowledge and significant experience in the areas of restaurant operations, real estate, food service and production, as well as auditing and finance.
Elected 1993.  Chief Executive Officer, Krueger & Co., LLC.
Extensive knowledge and significant experience in marketing and branding, retail sales, business operations, on-line marketing and sales, manufacturing, as well as auditing and finance.
Elected 1986.  Trustee, The Jeffrey Trusts.
Extensive knowledge and  significant experience in legal, regulatory and government affairs, restaurant operations, real estate, mergers and acquisitions, consumer products, auditing, finance and
executive compensation.
Elected 2006.  Chief Executive Officer and Chairman of the Board,
Bob Evans Farms, Inc.
Significant experience in restaurant operations, marketing and branding, retail food products, strategic planning, as well as mergers, acquisitions, real estate, auditing and finance.
Elected 2009.  Interim President of West Virginia University
Extensive knowledge and significant experience in government affairs and regulatory matters, as well as auditing and finance.
Elected 2012.  Former President-North America, Wm. Wrigley Jr.
Company.
Substantial experience as a brand builder and consumer products business leader, experience in marketing, social media, marketing innovation and brand positioning.
Elected 2008.  Former Senior Vice President, Chief Financial Officer,
Nationwide Property & Casualty Insurance.
Extensive knowledge and significant experience in auditing, finance, enterprise risk management, taxation and mergers and acquisitions.
Elected 2006.  Left BOBE board 2012 when promoted from COO to
Chief Executive Officer at Mattel, Inc.  Replaced by Mary Kay Haben.
Significant global experience in the areas of marketing and
branding, strategy, consumer products and retail, manufacturing, and mergers and acquisitions.
Elected 2007.  Managing Director, Major Lindsey & Africa.
Extensive experience in legal and regulatory matters, healthcare, human resources, leadership development and executive
compensation policy matters.

Strong Corporate Governance is a Priority at
Bob Evans Farms, Inc.
Source: ISS, February 2014.
Peer average (ex-BOBE): 4.5
1
2
3
4
5
6
7
8
9
10
Higher
Lower
ISS Quickscore Governance Rank
49
1 1 1 1
2
3
4 4
6 6 6
10 10

BOBE’s Strong Balance Sheet Enables Above-
Average Returns of Capital

Return of Capital by Casual Dining Companies
Payout Ratios
Dividends
Source: FactSet and company filings.
(a)
Payout ratio calculated as a percentage of cash flow from operations for the last 30 fiscal quarters.
(b)
Indicative annual dividend yield defined as most recent quarterly dividend multiplied by 4, divided by stock price as of 1/24/14; CEC excluded as it was acquired by
Apollo on 1/16/14.
(c)
Share repurchases are net of any equity issuance.
Return of Capital (a)
Dividend Yield (b)
Median of Dividend
Paying Companies:
2.6%
14%
13%
3%
2%
15%
21%
18%
5%
8%
0%
0%
93%
67%
54%
54%
35%
19%
9%
21%
11%
108%
81%
57%
56%
50%
39%
27%
27%
19%
15%
13%
(2%)
(14%)
4.4%
3.7%
3.0%
2.6%
1.9%
1.9%
1.3%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
Median:
27%
Net Share Repurchases
(c)

BOBE’s Valuation Relative to other Restaurant and
Branded Protein Companies:
EV/CY 2014E EBITDA
Differentiated Mature Casual
Family Dining
Other Mature
Casual
Branded Protein
Source:      Company filings and FactSet as of 2/14/14.
9.2x
10.3x
9.4x
9.0x
9.8x
9.4x
9.0x
8.8x
10.6x
9.7x
9.6x
9.5x
9.0x
6.5x
11.1x
9.7x
6.6x
Mean:
9.6x
Mean:
9.3x
Mean:
9.2x
Mean:
9.1x

Sales Growth Drivers 52 • Dine-in Value • Off-Premise • Back of House Improvements • Digital Marketing

Off-Premise Sales Layers 53 CATERING FY 2013 Growth / Mix 20.4% / 0.5% CARRYOUT FY 2013 Growth / Mix 7.4% / 11.1% FY 2013 Growth / Mix 30.5% / 1.4% BAKERY

BER Bakery: A Sales Layer with $75M+
Potential

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2012 2013 2014E 2015E 2016E 2017E 2018E
By the end of FY2014, all 562 restaurants will have a bakery and be driving toward weekly bakery sales of $2,500 per restaurant by FY 2018.
Farm Fresh Refresh
Surprise & Delight
Bread Expansion
Pie Reinvention
Innovation

$5 Platform: A Sales Layer with $40M+
Potential

Soup Success
Flavor Expansion
New Occasions
Making Bob Evans a destination for home meal replacement.
$0
$500
$1,000
$1,500
$2,000
2012 2013 2014E 2015E 2016E 2017E 2018E

BOLD Coffee
Beverage
Destination
Beverages: A $20M+
Incremental Sales Opportunity
56
Expanded Soda
Options
Shakes &
Smoothies
Fresh Lemonade
& Fruit Fizzes
Frozen Coffee
Executing a multi-faceted beverage platform to
achieve 90% beverage incidence by FY 2018.

Back of the House Improvements Required to
Drive Further Guest Satisfaction Gains
90
85
80
75
70
Overall Guest Satisfaction Speed of Service
90
85
80
75
70
FY10 FY11 FY12 FY13
82.7
84.4
88.0
88.4
71.7
77.9
83.0
83.1
Farm Fresh Refresh 2.0 Designed to Further Elevate the Guest
Experience through Back of the House Upgrades

Mobile Site
Visits
1,004,359 Q3
43% increase
Driving Sales Across Multiple Digital Platforms
FY14 – Q3 Digital
BOBEVANS.COM
Q3
2,969,125 Visits  -9.5%
Email Database
990,391 Subscribers
+121,255 email names
Q3
Online Ordering
137,636 Orders Q3
+5.45% increase
YouTube Channel
354,438 Video Total Views

Social Media:  A Key Component of Our Digital Strategy
Foursquare Foursquare
392,937 Check Ins 392,937 Check Ins
Facebook Facebook
333,337 Likes / + 41,610 Likes 333,337 Likes / + 41,610 Likes
59
Instagram Instagram
1,639 followers / 1,639 followers /
+1004 +1004
Twitter Twitter
9,481 Followers / + 259 9,481 Followers / + 259
Yammer Yammer
Internal Sales Blog Internal Sales Blog
FY14 – Q3 Digital

•
Farm Fresh Refresh Remodel Program
•
Kettle Creations Vertical Integration Strategy
•
Sulphur Springs Ready-to-Eat Plant Expansion
•
Enterprise Resource Planning (ERP)
Strategic Transformation Investments

New Exterior Design 61 Original Exterior Design Restaurant Remodels

New Center Entrance
Original Center Entrance
Since Technomic began polling consumers about their most recent visits to Bob Evans in Q1 2011, consumers increasingly indicate that several aspects of the brand’s unit appearance and ambiance are good or very good:
Overall atmosphere and ambiance
A welcoming and comfortable atmosphere
Décor
Restaurant interior cleanliness
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.
Restaurant Remodels

Restaurant Remodels

New Expanded Dining Room New Counter
Source: September 2013  Bob Evans Farms, Inc. Consumer Brand Metrics Analysis, Technomic, Inc.
The increases on these four distinct metrics of store atmosphere suggest that consumers are responding positively to the brand’s “Farm Fresh Refresh” efforts to refurbish its stores.
Technomic Farm Fresh Refresh Commentary (continued):

New Bakery 64 New Carryout “Taste of the Farm ” Retail and Carryout Areas Designed to Drive Sales Layers with On-Brand Offerings ® Restaurant Remodels

• Accelerated product
innovation
• Proprietary manufacturing
capability
• Opportunities to drive food
service business during off-
peak production
• Profitable growth reduces
reliance on sausage business
Completed October 2013
Kettle Creations Plant Expansion Drives
Vertical Integration

• Adds 60,000 sq. feet to facility
• 165,000 total sq. feet after
expansion
• Two new 57,000 sq. foot
production lines, with a third to
be added later
66
Sulphur Springs Plant Expansion Enables
Sales Growth and New Distribution
Completed October 2013

ERP Implementation Schedule

Fiscal Yr. Key Actions $ Millions
Capex Expense Benefits
2013
- RFP Completed & Software Purchased
- Team Formulation (3.8) (1.0) 0.0
- Project Planning and Scoping Defined
2014
Corporate: Financials Design
(8.3) (3.4) 0.0
Foods: Manufacturing and Supply Chain Design
2015
Corporate: Financials, HR & Payroll
(16.5) (7.1) 1.2
Foods: Manufacturing, Procurement, ASCP
Restaurants: Employee svcs, performance mgt, training (2015-2016)
2016
Corporate: Recruiting and Planning
(6.7) (8.0) 3.7
Foods: Transportation, Order Mgt, Trade Planning
2017
Corporate: Property Manager, Enterprise Asset Mgt
(0.4) (6.8) 6.5
Foods: Product Lifecycle Management
2018
- Expenses Stabilize, Benefits Continue to Ramp Up 0.0 (6.6) 8.8

•
Consolidation of Three Home Office Locations
into One State-of-the-Art Facility
•
Business Dispositions
•
Restaurant Closures
•
Plant Closures/Consolidations
•
Real Estate Sales and Disposals
•
Business Transformations
•
DSD to warehouse conversion
•
Distribution center sale
Over $125 Million of Strategic Asset Dispositions

Significant Asset Closures/Dispositions: over $125M since FY 2006
Every business segment subject to review every quarter.

continued on following page…
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2006
Bob Evans Restaurants 16 underperforming restaurants closed margin/ROIC improvement
Corporate 8 underperforming restaurants closed margin/ROIC improvement
     (Owens restaurant chain closed)
2007
Bob Evans Restaurants 18 underperforming restaurants closed margin/ROIC improvement
BEF Foods Initiates transition from direct-store-delivery to direct-ship- upgrade to the distribution model required by most large retailers warehouse distribution model (multi-year evolution of fleet and other transportation assets including the 2012
  transportation center consolidation)
2008
Bob Evans Restaurants 10 underperforming restaurants closed margin/ROIC improvement
2009
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
2010
Bob Evans Restaurants 1 underperforming restaurant closed margin/ROIC improvement
2011 Bob Evans Restaurants 8 underperforming restaurants closed margin/ROIC improvement
Corporate 1 underperforming Mimi's Café restaurant closed margin/ROIC improvement
BEF Foods Bidwell, Ohio (fresh sausage) production line closed plant network optimization (reduce fresh sausage over-capacity)
BEF Foods Galva, Illinois (fresh sausage) plant closure plant network optimization (reduce fresh sausage over-capacity)
Bob Evans Restaurants
Close underperforming locations to improve local market performance and reinvest in higher potential locations
BEF Foods:
Reinvest proceeds from sale of non-core/low-growth assets in high-growth refrigerated side dish and prepared foods assets
Corporate:
Disposals/divestitures to improve margins and focus on growth

Significant Asset Closures/Dispositions: $125M+ since FY 2006
Every business segment subject to review every quarter.
Bob Evans Restaurants
Close underperforming locations to improve local market performance and reinvest in higher potential locations
BEF Foods:
Reinvest proceeds from sale of non-core/low-growth assets in high-growth refrigerated side dish and prepared foods assets
Corporate:
Disposals/divestitures to improve margins and focus on growth
Fiscal
Year
Announced Business Unit Action(s) Announced Strategic Rationale
2012
Bob Evans Restaurants 2 underperforming restaurants closed margin/ROIC improvement
BEF Foods Bidwell/Hillsdale Transportation Center closures transportation hubs consolidated in Springfield, Ohio
BEF Foods Springfield Distribution Center sold sold facility to best-in-class distribution co.; retained access to facility
2013
Bob Evans Restaurants 7 underperforming restaurants closed margin/ROIC improvement
Corporate Divestiture of Mimi's Café and HQ consolidation focus on driving profitable growth of the Bob Evans brand
BEF Foods Bidwell, Ohio and Springfield, Ohio plant closures plant network optimization: consolidate pre-cooked/ready-to-eat estimated $7 million to $8 million annual pre-tax benefit (FY '15->)
production at state-of-the-art Sulphur Springs, Texas plant
YTD 2014
Bob Evans Restaurants 1 underperforming restaurant closed; 31 closed/excess margin/ROIC improvement restaurant properties sold
Corporate Closure and sale of Columbus home office focus on driving profitable growth of the Bob Evans brand
BEF Foods Richardson, Texas (fresh sausage) plant and hq closure plant network optimization (reduce fresh sausage over-capacity)
estimated $2 million to $2.5 million annual pre-tax benefit (FY '16->)
BEF Foods Sale of Fullerton, California prep kitchen facility plant network optimization: consolidate pre-cooked/ready-to-eat production at state-of-the-art Sulphur Springs, Texas plant

Aggressively Managing Labor and G&A Costs

*
*
*
*BOBE officers went without annual pay increases
($ millions)
BENEFIT COST PER
FULL TIME
EQUIVALENT ($ 000’s)
$20.6 $20.2 $19.0 $19.6 $19.6 $19.2
Source:  Total Rewards Department, Bob Evans Farms, Inc.
$10 million of annual
overhead costs formerly
allocated to Mimi’s Café to
be eliminated by the end of
FY 2014.
$700
$650
$600
$550
$500
$450
FY2008
FY2009 FY2010 FY2011 FY2012 FY2013

Additional Information 72 • Quarterly Sow Cost Purchases • Reconciliation of Adjusted Operating Income (Non-GAAP) to Reported Operating Income (GAAP)

Sow Cost:  Nearly 200K Head Purchased in Fiscal 2013

NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt
Fiscal 2013 Quarterly Sow Purchases
(% of annual purchases)
note: A $1 change in average
annual sow costs is estimated to
impact annual operating profit by
approximately $1 million.

Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurants Foods Café
GAAP Segments as reported
Net Sales 1,608,909 $     981,418 $        348,808 $   278,683 $     1,654,413 $        973,678 $   314,720 $   366,015 $
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 512,292 367,136 37,259 107,897 535,069 370,995 27,787 136,287
Other operating expenses 267,826 172,393 28,094 67,339 268,799 168,164 19,182 81,453
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,482 53,719 12,419 13,344 82,112 49,082 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (43,856) 75,576 (137,487) 18,055 107,874 88,810 20,500 (1,436)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 6.5% 6.5% 9.1% 6.5% -0.4%
GAAP Segments as adjusted
Net Sales 1,608,909 981,418 348,808 278,683 1,652,928 972,787 314,423 365,718
Cost of sales 486,856 236,822 177,095 72,939 509,816 230,795 180,940 98,081
Operating wages and fringe benefit expenses 513,190 367,675 37,439 108,077 533,030 369,922 27,429 135,679
Other operating expenses 265,800 172,101 27,997 65,702 266,730 166,923 18,768 81,039
Selling, general and administrative 180,157 75,772 231,428 (127,043) 150,743 65,832 56,857 28,054
Depreciation and amortization 79,694 53,931 12,419 13,344 82,598 49,568 9,454 23,576
Intangible impairment 68,409 68,409
Loss on sale of Mimi's Cafe 57,743 57,743
Operating (Loss) Income (42,940) 75,117 (137,569) 19,513 110,011 89,748 20,975 (711)
Operating (Loss) Income:  % of sales -2.7% 7.7% -39.4% 7.0% 6.7% 9.2% 6.7% -0.2%
April 26, 2013 April 27, 2012
Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)

This schedule continues on the following page.

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
($ thousands)
75
Bob Evans BEF Mimi's Bob Evans BEF Mimi's
Consolidated Restaurants Foods Café Consolidated Restaurant Foods Café
Non-GAAP Adjustments
Net Sales (19,968) (19,968) (6,985) (5,086) (1,899)
Cost of sales (5,259) (5,259) (1,709) (1,204) (505)
Operating wages and fringe benefit expenses (9,276) (9,276) (2,252) (1,350) (902)
Other operating expenses (4,641) (4,641) (502) (364) (138)
Selling, general and administrative (26,485) (5,083) (168,324) 146,922 (6,401) (4,400) 760 (2,761)
Depreciation and amortization 3,924 3,924
Intangible impairment (68,409) (68,409)
Loss on sale of Mimi's Cafe (57,743) (57,743)
Operating (Loss) Income 147,921 5,083 168,324 (25,486) 3,879 2,232 (760) 2,407
Non-GAAP Segments as adjusted
Net Sales 1,588,941 981,418 348,808 258,715 1,645,943 967,701 314,423 363,819
Cost of sales 481,597 236,822 177,095 67,680 508,107 229,591 180,940 97,576
Operating wages and fringe benefit expenses 503,914 367,675 37,439 98,801 530,778 368,572 27,429 134,777
Other operating expenses 261,159 172,101 27,997 61,061 266,228 166,559 18,768 80,901
Selling, general and administrative 153,672 70,689 63,104 19,879 144,342 61,432 57,617 25,293
Depreciation and amortization 83,618 53,931 12,419 17,268 82,598 49,568 9,454 23,576
Intangible impairment 0 0 0 0 0 0 0 0
Loss on sale of Mimi's Cafe 0 0 0 0 0 0 0 0
Operating (Loss) Income 104,981 80,200 30,755 (5,973) 113,890 91,980 20,215 1,696
Operating (Loss) Income:  % of sales 6.6% 8.2% 8.8% -2.3% 6.9% 9.5% 6.4% 0.5%
April 26, 2013 April 27, 2012

Reconciliation of Adjusted Operating Income
(Non-GAAP) to Reported Operating Income (GAAP)
2009 BEF Foods’ (formerly “Food Products”) Operating
Income Reconciliation
Fiscal 2009 BEF reported operating income (GAAP) $15,571
Non-GAAP adjustment:  Other operating expenses 400
Fiscal 2009 BEF reported operating income (GAAP) $15,971
($ thousands)
76